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                                                                    Exhibit 10.6

                                                CONFIDENTIAL TREATMENT REQUESTED

                              AGREEMENT AND RELEASE

      THIS AGREEMENT AND RELEASE ("Agreement and Release") is made and entered into as of March 3, 1998 (the "Effective Date"), by and between Adeza Biomedical Corporation, a Delaware corporation ("Adeza"), and Matria Healthcare, Inc., a Delaware corporation ("Matria").

                                    RECITALS

      WHEREAS, Adeza has developed and manufactures certain fetal fibronectin pre-term delivery tests (the "fFN Tests"), which are useful in the diagnosis of pre-term delivery risks for pregnant women;

      WHEREAS, Adeza and Matria's predecessor, Tokos Medical Corporation ("Tokos"), entered into an Exclusive Marketing Agreement with respect to the fFN Tests effective as of December 31, 1991 (the "Exclusive Marketing Agreement");

      WHEREAS, under the Exclusive Marketing Agreement, Tokos was granted the exclusive right to market, sell, use and otherwise dispose of the fFN Tests in the United States, Puerto Rico and Canada (the "Territory");

      WHEREAS, Adeza and Tokos entered into amendments of the Exclusive Marketing Agreement dated December 20, 1994 and January 13, 1995;

      WHEREAS, on March 8, 1996, Tokos and Healthdyne, Inc. ("Healthdyne") merged with and into Matria, a newly-formed Delaware corporation. Pursuant to the merger agreement between Tokos and Healthdyne, Matria assumed all of Tokos' rights and obligations under the Exclusive Marketing Agreement;

      WHEREAS, on May 8, 1996, Adeza and Matria entered into an amendment to the Exclusive Marketing Agreement (hereafter, the term "Exclusive Marketing Agreement" shall mean the Exclusive Marketing Agreement, as amended to date);

      WHEREAS, disputes have arisen under the Exclusive Marketing Agreement between Adeza and Matria;

      WHEREAS, on February 20, 1997, Adeza served notice of termination of the Exclusive Marketing Agreement to Matria;

      WHEREAS, on March 7, 1997, Adeza served Matria with a complaint for damages declaratory relief and injunctive relief naming Matria and various unnamed defendants, Docs 1-100, which complaint has been amended subsequent to March 7, 1997 (as amended to date, the "Complaint") in the Superior Court of the State of California in the County of Santa Clara in Adeza Biomedical Corporation
v. Matria Healthcare, Inc., Case No. CV 764258 (the "Litigation") in which Adeza pled, inter alia, that it was entitled to terminate the Exclusive Marketing Agreement as a result of Matria's breach of the terms thereof;



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         WHEREAS, Matria has brought counterclaims against Adeza with respect to the claims asserted by Adeza in the Litigation (the "Counterclaims");

      WHEREAS, the parties in entering into this Agreement and Release do not admit any liability or obligation to the other party arising out of, in connection with, or in any way related to the facts, actions, failures to act, transactions or occurrences alleged or which could have been alleged in the Complaint or the Counterclaims, as the case may be; and

      WHEREAS, without admitting any issue of fact, law or equity, Matria and Adeza agree that the settlement of this matter and entry of this Agreement and Release are in good faith, in an effort to avoid expensive and protracted litigation, and in the public interest.

                                    AGREEMENT

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                               MARKETING AGREEMENT

      1.1 Termination. As of the Effective Date, the Exclusive Marketing Agreement, together with all rights and obligations contained therein or related thereto, is terminated and is of no further force or effect and, except as otherwise set forth in Section 1.2 below, as between the parties, all rights to promote, market and sell the fFN Tests and related services will have reverted to Adeza, and Matria shall retain no such rights under the Exclusive Marketing Agreement or otherwise.

      1.2 Transition.

            (a) The parties agree to perform in good faith the duties and responsibilities set forth in the attached Exhibit A (the "Transition Responsibilities") during the period of time commencing upon the Effective Date and concluding on the earlier of August 31, 1998 or the Acceleration Date (as defined below) (the "Transition Period").

            (b) Matria shall, at least thirty (30) days (but no more than ninety
(90) days) prior to the conclusion of the Transition Period, send written notification to all third parties with which it has an agreement related to the fFN Tests at the address maintained by Matria that Matria will, effective upon the conclusion of the Transition Period, cease to be a distributor of fFN Tests. Adeza may, in its sole discretion, elect to conclude the Transition Period prior to August 31, 1998, in which case Adeza will give Matria notice at least forty-five (45) days prior to the desired date of conclusion (which desired date of conclusion shall be referred to herein as the "Accelerated Date"), whereupon Matria shall, within fifteen (15) days following receipt of such notice from Adeza, notify in the manner described above in this subsection 1.2(b) all third parties with which it has an agreement related to the fFN Tests that Matria will, effective upon the Accelerated Date, cease to be a distributor of fFN Tests. If Adeza determines that Matria's obligation to perform any specific Transition Responsibility should be terminated at least thirty (30) days prior to the conclusion of the Transition Period as a result of a good faith determination

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that such termination is necessary or appropriate to effect the orderly transition of the fFN business to Adeza, Adeza may terminate Matria's obligation to perform such Transition Responsibility upon forty-five (45) days written notice to Matria. Matria shall, within fifteen (15) days following receipt of such notice, notify all third parties with which Matria has an agreement that are affected by such change that Matria. will, effective upon the expiration of such forty-five (45) day period, cease to be responsible for the performance of such Transition Responsibility. Under no circumstances shall Matria be required to provide more than two (2) such notices of partial termination (unless required to be given to less than fifty (50) entities or individuals) unless Adeza reimburses Matria for the cost and expense of such additional notices. Notwithstanding the foregoing, in the event that Adeza elects to terminate, pursuant to this Section 1.2(b), all or any portion of the Transition Responsibilities prior to August 31, 1998, Matria shall continue to perform its Transition Responsibilities with respect to any of Matria's contractual relationships that require ninety (90) days notice for termination until the earlier of (i) one hundred (100) days following Matria's receipt of written notice from Adeza regarding the intended termination of the applicable Transition Responsibilities, (ii) the actual termination of such relationship or
(iii) August 31, 1998.

            (c) In the event that either party believes, in good faith, that the other party is in material default with respect to the performance of its Transition Responsibilities, such party may provide written notice of default to the other party describing in sufficient detail the alleged deficiencies in performance, whereupon the allegedly defaulting party shall have a period of fifteen (15) days in which to cure such default. If the alleged breach is not cured within such fifteen (15) day period, the party providing notice thereof may request, upon further written notice by electronic mail or facsimile (with original to follow via U.S. mail) to the allegedly defaulting party, the initiation of arbitration proceedings, which arbitration proceedings shall be conducted in accordance with the rules of the American Arbitration Association. In the event that the parties cannot agree on an appropriate arbitrator within five (5) business days following the date of the written request, then an arbitrator shall be appointed pursuant to the rules of the American Arbitration Association. All such arbitration proceedings shall take place at a mutually convenient time and place in Chicago, Illinois and a decision shall be rendered within thirty (30) days of the commencement of such proceeding. Any decision by such arbitrator shall be final and binding upon the parties. If the arbitrator determines that Matria has materially defaulted in its performance of the Transition Responsibilities, the parties acknowledge that the arbitrator may, as one of its available remedies, reduce all further percentage royalty payment obligations of Adeza to Matria as set forth in subsections 3.2(a) and (b) below; provided, however, that the arbitrator shall not reduce the royalty payment obligations under Section 3.2(a) to an amount less than [***] of Net Sales and shall not reduce the royalty payment obligation under Section 3.2(a) to an amount less than [***] of Net Sales. If the arbitrator determines that Adeza has materially defaulted in its performance of the Transition Responsibilities, the parties acknowledge that the arbitrator may, as one of its available remedies, terminate Adeza's right to receive payment of any revenues from Matria that have accrued, but have not yet been paid, as of the date of such determination, along with any revenues that accrue thereafter during the Transition Period.

            (d) The party asserting any claim pursuant to (c) above shall bear
(i) its own attorney's fees arising out of the proceedings described in subsection 12(c) and (ii) the costs of arbitration; provided, however, that in the event that a party is determined by the arbitrator to be the prevailing party in such proceedings, the arbitrator, at its discretion, may recommend that the

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prevailing party be reimbursed by the non-prevailing party for all reasonable expenses and costs incurred by the prevailing party in protecting or enforcing its rights hereunder, including, without limitation, its reasonable attorneys' fees. The parties shall direct the arbitrator to have the time and expense of the arbitration minimized to the maximum extent practicable under the circumstances.

            (e) The remedies set forth in this Section 1.2 shall be the exclusive remedy of the parties with respect to any alleged failure on the part of any such party to fulfill its Transition Responsibilities. Unless a party shall have notified the other party of any alleged default by such other party in the performance of its Transition Responsibilities (other than a payment default with respect to payments due after the end of the Transition Period) during the Transition Period or during the fifty (50) day period immediately following the conclusion of the Transition Period, that party shall be deemed to have waived all rights with respect to any such default by such other party. Notwithstanding the foregoing, nothing in this Section 1.2(e) shall limit either party's rights and obligations under Article 13 of this Agreement and Release.

                                   ARTICLE 2

                          SURRENDER OF ADEZA SECURITIES

      2.1 Surrender and Cancellation of Securities. Upon the Effective Date, Matria shall surrender to Adeza for cancellation (a) certificates representing
(i) [***] shares of Adeza's Series E Preferred Stock, no par value, and (ii) [***] shares of Adeza's Series 2 Preferred Stock, par value $0.001 per share, and (b) a Warrant to purchase [***] shares of Adeza's Series 2 Preferred Stock (collectively, the "Surrendered Securities"), which securities represent all of the Adeza capital stock, or rights to acquire Adeza capital stock, held beneficially or of record by Matria or its affiliates. Matria acknowledges and agrees that following the Effective Date it will have no right to receive any shares of the Adeza Series 1 Preferred Stock for which the Adeza Series E Preferred Stock was to be exchanged. To properly effect the surrender of the Preferred Stock, Matria shall, on or prior to the Effective Date, complete, execute and deliver to Adeza the assignments separate from certificate attached as Exhibit B hereto.

      2.2 Representations Regarding Ownership. Matria hereby represents and warrants that, as of the Effective Date:


            (a) It is the sole record and beneficial owner of the Surrendered Securities and has good and valid title to such Surrendered Securities free and clear of all restrictions, claims, liens, charges, pledges and encumbrances whatsoever, except for such restrictions, claims, liens, charges, pledges or encumbrances as may have been created by Adeza;

            (b) It has full right, power and authority to transfer and deliver such Surrendered Securities to Adeza, and, upon delivery of the securities or any certificates therefor along with the executed assignments separate from certificate attached hereto as Exhibit B, and following Adeza's acceptance thereof, will transfer to Adeza good and valid title thereto free and clear of any restriction, claim, lien, charge or encumbrance whatsoever;

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            (c) It is not a party to any voting trust, voting proxy, agreement or arrangement affecting the exercise of the voting rights of the Surrendered Securities;

            (d) Other than the Litigation, there is no action, proceeding, claim or, to its knowledge, investigation or threatened investigation against it or its assets or properties, at law or in equity, or before any court, arbitrator or other tribunal, or before any administrative law judge, hearing officer or administrative agency relating to or in any other manner impacting upon the Surrendered Securities and the cancellation of the Surrendered Securities contemplated hereby; and

            (e) With the exception of the Surrendered Securities, it, together with its affiliates, does not hold any interest in any capital stock of Adeza or any securities convertible into or exercisable for the capital stock of Adeza.

                                    ARTICLE 3

                                    ROYALTIES

      3.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:


            (a) "fFN ELISA Test" shall mean Adeza's fFN qualitative, enzyme-linked immunosorbant assay diagnostic test, in such form as it shall exist during the period that royalties are due hereunder, as used to measure the presence of fetal fibronectin in the vaginal fluid of pregnant women in order to assess the likelihood of birth.

            (b) "fFN Rapid Assay Test" shall mean the disposable, dry chemistry derivative of the fFN ELISA Test, in such form as it shall exist during the period that royalties are due hereunder. For the purposes of this Article 3, the term "fFN Rapid Assay Test" shall include any biochemical diagnostic test incorporating any material portion of Adeza's fFN technology as contained in the fFN ELISA Test or fFN Rapid Assay Test as of the Effective Date.

      The terms fFN ELISA Test or fFN Rapid Assay Test shall include: fFN specimen collection kits, fFN control kits and fFN analyzers distributed for fFN ELISA Test and fFN Rapid Assay Test-specific uses; products that are directly and integrally related to the obtaining of a fFN ELISA Test result or a fFN Rapid Assay Test result; and the processing and analyzing of a specimen, but shall exclude printers and other peripherals attached to the analyzers.

            (c) "Net Sales" for a fFN ELISA Test or a fFN Rapid Assay Test shall mean all amounts actually received by Adeza, any Adeza Affiliate (as defined below) or any successor-in-interest to all or substantially all of Adeza's fFN ELISA Test business and/or fFN Rapid Assay Test business (a "Successor"), from the sale, processing or analyzing of such test by Adeza and such Adeza Affiliate (or such Successor and its affiliates) in the Territory to any unaffiliated third party, whether or not for resale to others, less the following deductions actually paid or allowed by Adeza or such Adeza Affiliate (or such Successor): quantity and cash discounts normal and customary in the trade; sales, use and other similar taxes; amounts repaid or credited by reason of rejection or return; and any transportation, delivery and insurance charges related thereto paid by Adeza or such Adeza Affiliate (or such Successor); provided, however, that to

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the extent that the fFN ELISA Tests or the fFN Rapid Assay Tests are sold in the form of bundling with other products or services which are also sold by Adeza or an Adeza Affiliate (or such Successor) in material quantities on a stand alone basis for use other than with an fFN Test (other than the service performed in processing such fFN ELISA Tests or fFN Rapid Assay Tests), the Net Sales for the fFN ELISA Test or fFN Rapid Assay Test included therein shall be the sum obtained by multiplying the Net Sales for the sale of the bundled package as a whole by a fraction, the numerator of which shall be the list price of such fFN ELISA Test or fFN Rapid Assay Test (calculated as set forth above in this subsection 3.1(c)) and the denominator of which shall be the sum of the list prices of each component included within such bundled package. Amounts received upon sales of fFN ELISA Tests and fFN Rapid Assay Tests (including the processing and analyzing of tests) to an Adeza Affiliate shall not be included within the definition of Net Sales and shall be disregarded for purposes of determining the amounts due Matria under this Article 3.

            (d) "Marketing Fee" shall mean the portion of any up-front or lump sum payment (either in the form of cash or property) from a third party received by Adeza or an Adeza Affiliate (or any Successor) that would appropriately be characterized as a payment made by such third party in consideration for the granting of rights to such third party by Adeza or an Adeza Affiliate (or such Successor) to market, sell, distribute or provide to patients the fFN ELISA Tests or fFN Rapid Assay Tests, less sales or use taxes actually paid by Adeza or such Adeza Affiliate (or such Successor) on such portion and any amount of such portion subsequently forfeited by Adeza or such Adeza Affiliate (or such Successor). In the event that a Marketing Fee is paid in the form of property, that Marketing Fee shall be deemed to be the fair market value of such property on the date of transfer for purposes of Section 3.2. All payments received upon the granting to an Adeza Affiliate (after becoming an Adeza Affiliate) of rights to market, sell, distribute or provide to patients the fFN ELISA Tests or fFN Rapid Assay Tests shall not be deemed a Marketing Fee and shall be disregarded for purposes of determining the amounts due Matria under this Article 3.

            (e) "Adeza Affiliate" shall mean any corporation, company or other entity controlling, controlled by, or under common control with Adeza, where control means the ownership of thirty percent (30%) or more of an entity's outstanding voting securities; provided, however, that such corporation, company or other entity shall be considered an Adeza Affiliate only for the time during which such control exists.

      3.2 Royalty Obligations. Adeza shall pay to Matria a royalty equal to:


            (a) [***] of (i) the Net Sales from all fFN ELISA Tests sold to an unaffiliated third party following the Effective Date and (ii) the Marketing Fees with respect to the grant of rights to the fFN ELISA Tests (which grant is independent from a grant of rights to the fFN Rapid Assay Tests) following the Effective Date;

            (b) [***] of (i) the Net Sales from all fFN Rapid Assay Tests sold to an unaffiliated third party following the Effective Date and (ii) the Marketing Fees with respect to the grant of rights to the fFN Rapid Assay Tests (which grant is independent from a grant of rights to the fFN ELISA Tests) following the Effective Date; and

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            (c) [***] of the Marketing Fees with respect to the grant, in a single transaction, of rights to both the fFN ELISA Tests and the fFN Rapid Assay Tests;

      provided, however, that in the event that Adeza's or an Adeza Affiliate's (or any Successor's) aggregate royalty obligations hereunder for sales of any fFN ELISA Test or fFN Rapid Assay Test, when combined with (i) [***] and (ii) [***], as the case may be, exceed [***] of the Net Sales from such test, the royalty payment obligations set forth in subsections 3.2(a) and (b) above shall be reduced pro rata with the [***] for the sale of such test shall not exceed [***] of the Net Sales for such test sale [***]; and, provided, further that in no event shall the aggregate royalties payable to Matria under this Section 3.2 exceed [***]. The foregoing example is presented for illustration purposes only and is not intended to imply that any royalties are actually owing to third parties or that the amount of any such royalty, if deemed to be owing, is or should be equal to the percentages set forth above.

      3.3 Payment; Reports. Until such time as Matria has been paid aggregate royalties in the amount of [***] pursuant to Section 3.2 above (the "Royalty Period"), Adeza shall submit to Matria, and shall require each Successor to submit to Matria, within thirty (30) days following each March 31, June 30, September 30 and December 31 hereafter, (a) the royalties payable under Section
3.2 above on all fFN ELISA Tests and fFN Rapid Assay Tests sold by Adeza, Adeza Affiliates and Successors during the three (3) month period preceding such date and (b) a report identifying (i) the aggregate Net Sales on such tests and (ii) the royalties payable to Matria as a result of the fFN ELISA Test and fFN Rapid Assay Test sales during such period determined in accordance with Section 3.2 above. In the event that the royalties payable to Matria are prorated in accordance with Section 3.2 above, Adeza shall, upon Matria's request, certify that such proration was appropriate under Section 3.2 as a result of royalties paid, or to be paid, on the fFN Test sales by Adeza to third parties holding rights in the patents set forth on Schedule 3.2. Adeza represents to Matria that, as of the Effective Date, Adeza is obligated pursuant to the FHCRC Agreement to pay to FHCRC a royalty of [***] of the net sales from the fFN ELISA Tests and fFN Rapid Assay Tests and Adeza, to its knowledge, does not have any obligation to pay royalties to any other third party on sales of the fFN ELISA Tests or fFN Rapid Assay Tests. If no royalties are due Matria for any reporting period, the report shall so indicate. Adeza shall cause the Successors, if any, to assume their obligations under this Article 3 expressly in writing and shall deliver the same to Matria.

      3.4 Audit Rights. During the Royalty Period and for a period of one (1) year thereafter, Adeza (and any Successor) shall maintain complete and accurate records in accordance with generally accepted methods of accounting for all transactions which would require a royalty payment to Matria pursuant to Section
3.2. An independent accounting firm retained by Matria and reasonably acceptable to Adeza shall have access to such records (including agreements setting forth any third party royalty payment obligations that necessitate proration in accordance with Section 3.2 above) no more than once per year, upon reasonable notice and during Adeza's, or such Successor's (as the case may be), normal business hours, for the purposes of auditing such records for so long as such records are required to be maintained hereunder. As a condition to such audit, the independent accountant selected by Matria shall execute a written agreement, reasonable satisfactory to Adeza, to maintain in confidence all information obtained during the course of any such audit except for disclosure to Matria regarding the existence or non-existence and amount, if applicable, of any discrepancy between Adeza's or its Successor's records and

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their payment of royalties to Matria under this Agreement and Release. Adeza (or such Successor) shall pay to Matria the amount of any underpayment so discovered and Matria shall refund the amount of any overpayment so discovered. Matria shall pay the expenses of the audit, unless the audit reveals an underpayment of royalties in excess of ten percent (10%) during the audited period, in which case Adeza (or such Successor) shall pay Matria the reasonable fees and expenses of such audit, and shall pay the amount of any underpayment so revealed.

                                   ARTICLE 4

                                 NON-COMPETITION

      During the period of time from the Effective Date up to and including December 31, 1998, Matria shall not, directly or indirectly, develop, market, sell or otherwise distribute any biochemical markers or biochemical tests that are competitive with fFN Tests (e.g., salivary estriol).

                                   ARTICLE 5

                        FULL CONSIDERATION AND SETTLEMENT

      5.1 Settlement of Adeza Claims. Adeza, for itself and its successors, subsidiaries, directors, officers, stockholders, employees, representatives, distributors, agents, legal representatives and assigns (the "Adeza Affiliated Entities"), does hereby agree that the obligations and restrictions imposed upon Matria pursuant to the terms of this Agreement and Release represent settlement in full of any and all Adeza and Adeza Affiliated Entity claims, assertions of claims, demands, actions, causes of action, suits, debts, losses, executions, judgments, settlements, liabilities, damages, costs and expenses (including attorney's fees) of any nature, direct or indirect, known or unknown, suspected or unsuspected, matured or unmatured, past, present and future, or any other form of legal or equitable relief, arising from or relating to the Exclusive Marketing Agreement and/or the matters set forth in the Complaint (collectively, the "Adeza Claims"); provided, however, that nothing contained in this Section
5.1 shall relieve Matria of its obligations under this Agreement and Release including, without limitation, Section 13.2 below.

      5.2 Settlement of Matria Claims. Matria for itself and its successors, subsidiaries, predecessors, directors, officers, stockholders, employees, representatives, distributors, agents, legal representatives and assigns (the "Matria Affiliated Entities"), does hereby agree that the obligations and restrictions imposed upon Adeza pursuant to the terms of this Agreement and Release represent settlement in full of any and all Matria and Matria Affiliated Entity claims, assertions of claims, demands, actions, causes of action, suits, debts, losses, executions, judgments, settlements, liabilities, damages, costs and expenses (including attorney's fees) of any nature, direct or indirect, known or unknown, suspected or unsuspected, matured or unmatured, past present and future, or any other form of legal or equitable relief, arising from or relating to the Exclusive Marketing Agreement and/or the matters set forth in the Counterclaims (collectively, the "Matria Claims"); provided, however, that nothing contained in this Section 5.2 shall relieve Adeza of its obligations under this Agreement and Release including, without limitation, Section 13.1 below.

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                                   ARTICLE 6

                         RELEASE AND COVENANT NOT TO SUE

      6.1 Release and Covenant Not to Sue by Adeza. With the exception of the obligations of Matria set forth in this Agreement and Release, Adeza, on behalf of itself, the Adeza Affiliated Entities, and any other persons or entities which may or could assert claims by or through it, hereby agrees to release, covenant not to sue, acquit and forever discharge, both individually and collectively, Matria as well as any Matria Affiliated Entity of and from any and all Adeza Claims.

      6.2 Release and Covenant Not to Sue by Matria. With the exception of the obligations of Adeza set forth in this Agreement and Release, Matria, on behalf of itself, the Matria Affiliated Entities and any other persons or entities which may or could assert claims by or through it, hereby agree to release, covenant not to sue, acquit and forever discharge, both individually and collectively, Adeza as well as any Adeza Affiliated Entity of and from any and all Matria Claims.

      6.3 California Civil Code Section 1542 and Related Statutes. Adeza and Matria each understand, and for valuable consideration do hereby waive, all of the rights and benefits they may have under Section 1542 of the California Civil Code, which section reads as follows:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THIS SETTLEMENT WITH THE DEBTOR;"

along with all rights and benefits they may have under analogous provisions of the laws of the State of Georgia.

                                   ARTICLE 7

                                    DISMISSAL

      The Parties agree to take any and all steps necessary to accomplish the immediate dismissal of the various claims and crossclaims by each of them against the other in the Litigation within five (5) business days following the Effective Date. The dismissals shall be with prejudice and with each party to assume responsibility for its own costs.

                                   ARTICLE 8

                                  NO ADMISSION

      8.1 No Admission by Matria. Adeza acknowledges that Matria's agreement to be bound by the obligations and restrictions set forth in this Agreement and Release does not constitute an admission of liability, express or implied, on the part of Matria with respect to any fact or matter alleged in the Complaint and that such agreement is being provided solely for the purpose of amicably resolving the claims by Adeza against Matria.

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OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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      8.2 No Admission by Adeza. Matria acknowledges that Adeza's agreement to be bound by the obligations and restrictions set forth in this Agreement and Release does not constitute an admission of liability, express or implied, on the part of Adeza with respect to any, fact or matter alleged in the Counterclaims and that such agreement is being provided solely for the purpose of amicably resolving the claims by Matria against Adeza.

                                   ARTICLE 9

                               NO PRIOR ASSIGNMENT

      9.1 No Prior Assignment by Adeza. Adeza represents and warrants that no portion of any Adeza Claim to which Adeza might be entitled has been assigned, subrogated or transferred to any other person, firm, corporation or other entity, by operation of law or otherwise. In the event that any Adeza Claim should be made or instituted against Matria or a Matria Affiliated Entity because of any such purported assignment or subrogation or transfer, Adeza agrees to indemnify and hold harmless Matria and the Matria Affiliated Entities, as the case may be, against any such Adeza Claim, and to pay and satisfy any such Adeza Claim, including necessary expenses of investigation, attorneys' fees and costs.

      9.2 No Prior Assignment by Matria. Except for any assignment or transfer that may be deemed to have occurred from Tokos to Matria in connection with the merger of Tokos and Healthdyne into Matria, Matria represents and warrants that no portion of any Matria Claim to which Matria might be entitled has been assigned, subrogated or transferred to any other person, firm, corporation or other entity, by operation of law or otherwise. In the event that any Matria Claim should be made or instituted against Adeza or an Adeza Affiliated Entity because of any such purported assignment or subrogation or transfer, Matria agrees to indemnify and hold harmless Adeza and the Adeza Affiliated Entities, as the case may be, against any such Matria Claim, and to pay and satisfy any such Matria Claim, including necessary expenses of investigation, attorneys' fees and costs.

                                   ARTICLE 10

                        NON-DISPARAGEMENT; PRESS RELEASES

      10.1 Non-Disparagement. Each party agrees not to disparage the other party, its directors, officers, employees, contractors, agents, products or services. Each party shall institute appropriate policies and guidelines (collectively "Policies") for its directors, officers, employees, contractors, agents and other representatives that prohibit the disparagement of the other party, its directors, officers, employees, contractors, agents, products or services, and shall use reasonable efforts to disseminate copies of all such Policies to such persons and to instruct such persons in good faith on the importance of adhering to such Policies. Each party agrees that, in the event an alleged violation of such party's Policies is brought to the attention of such party's management, such management will again instruct in good faith the person alleged to have violated such Policies as to the existence of the Policies and the importance of his or her adherence thereto. So long as a party has complied with its obligations as specifically set forth in this Section 10.2, such party shall not be obligated to take any other measures by way of enforcing such Policies, nor be liable in any respect for any violation of the Policies. The parties

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acknowledge and agree, however, that, on and after January 1, 1999, either party may, as otherwise permitted by this Agreement and Release, make accurate, non-misleading factual statements regarding the other party's products or services that may have a disparaging effect.

      10.2 Press Releases. On the Effective Date or shortly thereafter, the parties shall issue a joint press release in the form attached as Exhibit C hereto; provided, however, that in the event that a third party publishes or broadcasts information that, in the good faith judgment of a party, necessitates the disclosure of more specific information concerning the financial terms of this Agreement and Release than was set forth in such press release, such party shall notify the other party of its intent to respond to such publication or broadcast, the timing of its response and the specific manner in which it intends to respond, and may thereafter disclose the additional information regarding the financial terms of this Agreement and Release as limited by
Article 12 hereof. Except as permitted by the preceding sentence, neither party shall distribute or publish any press release during the initial thirty (30) day period following the Effective Date regarding the Litigation, this Agreement and Release or any dispute between the parties with respect to the matters set forth in the Complaint or the Counterclaims, as the case may be. After the initial thirty (30) day period following the Effective Date up until the one (1) year anniversary of the Effective Date, neither party shall distribute or publish any press release (a) regarding the Litigation or any dispute between the parties with respect to the matters set forth in the Complaint or the Counterclaims, as the case may be, or (b) that references the other party or its products and services in a manner that could reasonably be deemed to be derogatory or disparaging, without first obtaining such other party's consent to the contents of such press release, which consent shall not be unreasonably withheld or delayed; provided, however, that either party shall be entitled to issue a press release regarding, the matters set forth in (a) or (b) above without the other party's consent so long as the description of such matters conforms in general terms to the description set forth in the joint press release attached as Exhibit C hereto. Notwithstanding the foregoing, either party shall have the right to file reports with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD") regarding the execution and effect of this Agreement and Release as such party deems necessary to comply with the rules and regulations of the SEC and the NASD, as the case may be, without the other party's consent; provided, however, that under no circumstances shall Matria disclose the information contained in the following portions of the Agreement and Release: (1) clauses (i) and (ii) in the fourth paragraph of Section 3.2 (in lieu thereof the parties may simply refer to "certain royalties"); (2) the example set forth in parentheses in the penultimate sentence of Section 3.2; (3) the representation set forth in the third sentence of Section 3.3; (4) Schedule 3.2; and (5) clauses (i), (ii) and
(iii) in the second paragraph of Exhibit A and the numerical reference in the subsequent sentence of such second paragraph (the "Adeza-Specific Information"). In the event that Matria intends to file this Agreement and Release as an exhibit to any SEC or other government agency filing, Matria shall so notify Adeza and shall work with Adeza to file a Confidential Treatment Request with respect to the Adeza-Specific Information, seeking to preserve the confidentiality of such Adeza-Specific Information.

                                   ARTICLE 11

                         REPRESENTATIONS AND WARRANTIES

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      11.1 Mutual Representations. Adeza and Matria each hereby represent and warrant that:


            (a) it has the authority to execute, deliver and perform this Agreement and Release and bind the entity on whose behalf it purports to execute this Agreement and Release;

            (b) this Agreement and Release is the result of arms' length negotiations among the parties, who were each represented by counsel;

            (c) it intends this Agreement and Release to be final and binding between the parties hereto, including their respective predecessors, successors and assigns; and

            (d) it will not take, intentionally, any action that would interfere with or impair the performance of this Agreement and Release, or the transactions contemplated hereby by any other party hereto.

      11.2 Matria Representations. Matria further represents and warrants that, as of the date hereof, to the knowledge of its management staff:

            (a) except for the Litigation, there are no claims, actions, suits, inquiries, proceedings, or investigations pending or threatened, at law or in equity, or by any federal, state, local or foreign government agency (including, without limitation, the Food and Drug Administration ("FDA"), the Centers for Disease Control and Prevention, and the Health Care Finance Administration) or professional organization (including, without limitation, the American Medical Association and the College of American Pathologists) against Matria or any of the Matria Affiliated Entities resulting from or arising out of (i) the use, sale, distribution or marketing of, or reimbursement, regulatory matters or clinical trials with respect to, Adeza's products or services or (ii) Matria's or a Matria, Affiliated Entity's performance under the Exclusive Marketing Agreement; and

            (b) neither Matria nor any Matria Affiliated Entity has violated any material provision of an applicable federal, state, local or foreign law, statute, rule, regulation or guideline (including, without limitation, the United States Food and Drug Act, good manufacturing practices as outlined by the FDA, and the United States Clinical Laboratory Improvement Act of 1989, as amended) (collectively "Violations") in connection with its performance under the Exclusive Marketing Agreement, performance of fFN Tests, or the use (internally by Matria or a Matria Affiliated Entity for testing or demonstrational purposes), sale, distribution, marketing or manufacture of, or reimbursement, regulatory matters or clinical trials with respect to, Adeza's products or services; provided, however, that notwithstanding the representations set forth in Sections 11.2(a) or (b), Matria makes no representation hereunder with respect to any Violation resulting from (i) actions taken at the specific request of Adeza or (ii) Adeza's failure to package materials delivered by Adeza to Matria in accordance with FDA regulations.

      11.3 Adeza Representations. Adeza further represents and warrants that, as of the date hereof, to the knowledge of its management staff:

            (a) except for the Litigation, there are no claims, actions, suits, inquiries, proceedings, or investigations pending or threatened, at law or in equity, or by any federal, state,

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OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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local or foreign government agency (including, without limitation, the FDA, the
Centers for Disease Control and Prevention, and the Health Care Finance Administration) or professional organization (including, without limitation, the American Medical Association and the College of American Pathologists) against Adeza or any of the Adeza Affiliated Entities resulting from or arising out of
(i) the use, sale, marketing, distribution, development, or manufacture of, or reimbursement, regulatory matters or conduct of clinical trials with respect to, Adeza's products or services or (ii) Adeza's or an Adeza Affiliated Entity's performance under the Exclusive Marketing Agreement; and

            (b) neither Adeza nor any Adeza Affiliated Entity has committed a Violation in connection with its performance under the Exclusive Marketing Agreement, performance of fFN Tests, or the use, sale, marketing, distribution, development, or manufacture of, or reimbursement, regulatory matters or conduct of clinical trials with respect to, Adeza's fFN products or services.

                                   ARTICLE 12

                                 CONFIDENTIALITY

      The terms of this Agreement and Release shall be considered strictly confidential and shall not be disclosed by the parties or their attorneys or agents to any person or entity not named as a party herein, except: (a) as necessary for compliance and implementation of the terms of this Agreement and Release; (b) to the parties' accountants, attorneys or tax advisors who have a need to know; (c) to the extent that the disclosing party deems it necessary to comply with the information disclosure requirements under federal and state securities laws or the rules and regulations of the NASD; (d) to its employees;
(e) as may be appropriately disclosed at that time in a press release permitted by this Agreement and Release; (f) during the thirty (30) day period immediately following the Effective Date to investors, securities analysts and others in the securities business in direct response to specific questions and, following the initial thirty (30) day period after the Effective Date, to investors, securities analysts and others in the securities business and (g) as may be required by applicable law or judicial or government order; provided, however, that upon receipt of any such legal request to disclose the terms of this Agreement and Release, the party receiving such request shall promptly notify the other party of the terms of such request and shall cooperate with the other party to limit disclosure to the minimum extent necessary to comply with such law or order. Notwithstanding the foregoing, under no circumstances shall Matria, its attorneys or agents disclose any Adeza-Specific Information other than pursuant to subsections (a), (b) or (g) of the immediately preceding sentence. The parties further acknowledge that the parties shall be entitled to disclose to parties with whom they have, or are negotiating for, contractual relationships or customers or potential customers of fFN Tests that upon the conclusion of the Transition Period Matria will no longer be marketing fFN products or services.

                                   ARTICLE 13

                                 INDEMNIFICATION

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      13.1 Adeza Obligations. Adeza shall defend, indemnify and hold Matria and the Matria Affiliated Entities harmless from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) in connection with, relating to or arising from: (a) any third party claim alleging (i) that the use, sale, distribution or marketing of the fFN ELISA Tests or fFN Rapid Assay Tests infringes the patent, copyright, trademark, trade secret or other intellectual property right of such third party, except to the extent that such alleged infringement arises or results from (A) any unauthorized modification or combination of the fFN ELISA Tests or fFN Rapid Assay Tests as delivered to Matria by Adeza or (B) any failure by Matria or a Matria Affiliated Entity to follow the use and distribution guidelines provided by Adeza relating to the fFN ELISA Tests or fFN Rapid Assay Tests, or (ii) that the use of the fFN ELISA Tests or fFN Rapid Assay Tests has resulted in property damage or bodily injury to such third party, except to the extent that such damage or injury arises or results from (A) Matria's, or a Matria Affiliated Entity's, unauthorized modification or combination of the fFN ELISA Tests or fFN Rapid Assay Tests as delivered to Matria by Adeza, (B) any failure by Matria or a Matria Affiliated Entity to follow the use and distribution guidelines provided by Adeza relating to the fFN ELISA Tests or fFN Rapid Assay Tests or (C) any reckless or negligent act or failure to act on the part of Matria or a Matria. Affiliated Entity; (b) damages resulting from a defect in the design or manufacture of an Adeza product supplied to Matria by Adeza or the failure of any such product, in the form provided by Adeza, to perform in accordance with Adeza's published specifications when used in accordance with Adeza's instructions and/or guidelines; (c) the acts of any third party distributor other than a Matria Affiliated Entity in selling or distributing Adeza's products and services; (d) Adeza's breach of its representations, warranties or covenants under this Agreement and Release; provided, however, that Matria's sole remedy with respect to a breach by Adeza of its Transition Responsibilities (other than a payment default with respect to payments due after the end of the Transition Period) shall be as set forth in Section 1.2 hereof; or (e) a Violation resulting from or arising out of Adeza's (i) development, manufacture, packaging or processing of any Adeza fFN products or services or (ii) performance under the Exclusive Marketing Agreement.

      13.2 Matria Obligations. Matria shall defend, indemnify and hold Adeza and the Adeza Affiliated Entities harmless from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) in connection with, relating to or arising from: (a) any third party claim alleging (i) that, except as covered by Adeza's indemnification obligations set forth in Section 13.1 above, the use (internally by Matria or a Matria Affiliated Entity for testing or demonstrational purposes), sale, distribution or marketing of the fFN ELISA Tests or fFN Rapid Assay Tests infringes the patent, copyright, trademark, trade secret or other intellectual property rights of such third party, or (ii) that modifications or combinations made by Matria or a Matria Affiliated Entity to the fFN ELISA Tests or fFN Rapid Assay Tests have resulted in, or that any reckless or negligent act or failure to act on the part of Matria or a Matria Affiliated Entity in connection with the use, sale, distribution or marketing of such tests has resulted in, property damage or bodily injury to such third party or the failure of the Adeza products to perform in accordance with Adeza's published specifications; (b) any unauthorized representations or warranties made by Matria or a Matria Affiliated Entity with respect to Adeza or its products and services; (c) Matria's breach of its representations, warranties or covenants under this Agreement and Release; provided, however, that Adeza's sole remedy with respect to a breach by Matria of its Transition Responsibilities (other than a payment default with respect to payments due after the

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end of the Transition Period) shall be as set forth in Section 1.2 hereof; (d)
Matria's, or a Matria Affiliated Entity's, breach of any agreement with, or unfulfilled commitment to, a third party, which agreement or commitment is related to the fFN ELISA Tests or fFN Rapid Assay Tests; provided, however, that Matria shall not be responsible to the extent that such breach or unfulfillment resulted from an activity or circumstance for which Adeza would be obligated to indemnify Matria pursuant to Section 13.1 above; or (e) a Violation resulting from or arising out of Matria's or any Matria Affiliated Entity's (i) use (internally by Matria or a Matria Affiliated Entity for testing or demonstrational purposes), sale, distribution or marketing of, or laboratory analysis, reimbursement or clinical trials with respect to, any Adeza products or services or (ii) performance under the Exclusive Marketing Agreement; provided, however, that Matria shall have no responsibility under this Section
13.2 for any Violation resulting from (A) actions taken at the specific request of Adeza or (B) Adeza's failure to package materials delivered by Adeza to Matria in accordance with FDA regulations.

      13.3 Procedural Requirements. In the event that a party seeks indemnification pursuant to Sections 9.1, 9.2, 13.1 or 13.2 above (the "Indemnified Party"), such Indemnified Party shall (a) provide prompt written notice to the other party (the "Indemnifying Party") detailing the claim for which indemnification is being sought hereunder, (b) allow the Indemnifying Party to have sole control over the defense or settlement of such claim, provided that the Indemnifying Party agrees in writing to accept a tender of defense of such claim and assume full responsibility therefor at the time at which it assumes such control and, provided further, that the Indemnifying Party shall not settle any such claim without the prior written consent of the Indemnified Party if such settlement could reasonably be construed as having an adverse effect on the rights of the Indemnified Party, which consent, if required, will not be unreasonably withheld or delayed and (c) upon the request of the Indemnifying Party, and at the Indemnifying Party's request, provide all reasonable and necessary assistance to the Indemnifying Party for the purpose of defending or settling such claim.

                                   ARTICLE 14

                      GOVERNING LAW AND DISPUTE RESOLUTION

      14.1 Governing Law. This Agreement and Release shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to its conflicts of law provisions.

      14.2 Dispute Resolution. In the event that either Adeza or Matria shall have a dispute regarding the interpretation of any provision of, or the other party's compliance with any term or condition of, this Agreement and Release (other than with respect to the performance of the Transition Responsibilities, which shall be governed by subsections 1.2(c) and (d) above), then the following procedures shall be followed:

            (a) such claim shall be in the form of a written notice by the party with the claim ("Claiming Party") to the other party ("Responding Party") setting forth the nature of the claim, including, without limitation, the alleged legal basis therefor, the persons or entities against which such claim is made, and the proposed remedy;

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            (b) within ten (10) business days after receipt of such notice, the
Responding Party shall respond in writing to the Claiming Party either accepting, denying or proposing a different remedy;

            (c) the parties may continue in such manner until there is a mutually acceptable resolution of the matter; provided, however, that after (a) and (b) have occurred at least once, then either party may request, upon written notice to the other, for the commencement of mediation by a mutually acceptable third party in no less than thirty (30) business days from the date of such notice. In the event that the parties cannot agree on an appropriate third party within ten (10) business days of the date of the notice, then a mediator shall be appointed pursuant to the rules of JAMS-Endispute;

            (d) the parties may continue in such mediation until there is a mutually acceptable resolution of the matter; provided, however, that if such mediation does not result in such resolution within ten (10) business days after its commencement, then either party may request, upon written notice to the other, for the commencement of arbitration by a mutually acceptable third party in no less than sixty (60) business days from the date of such notice, which arbitration shall be conducted in accordance with the rules of the American Arbitration Association. In the event that the parties cannot agree on an appropriate arbitrator within ten (10) business days of the date of the notice, then an arbitrator shall be appointed pursuant to the rules of the American Arbitration Association. Any decision by such arbitrator shall be final and binding upon the parties. The arbitrator shall be required to provide in writing to the parties the basis for the arbitrator's decision and award, and a court reporter shall record all hearings for the arbitration with such record constituting the official transcript of the arbitration proceedings;

            (e) All such mediation and arbitration proceedings shall take place at a mutually convenient time and place in Chicago, Illinois; and

            (f) The party asserting any claim pursuant to (a) above shall bear
(i) its own attorney's fees arising out of the proceedings described in this
Section 14.2 and (ii) the costs of mediation and arbitration; provided however, that in the event that a party is determined by the arbitrator to be the prevailing party in such proceedings (or, in the event the parties do not take the claim to arbitration, and a party is determined by the mediator to be the prevailing party in such proceedings) the mediator or arbitrator, at their discretion, may recommend that the prevailing party be reimbursed by the non-prevailing party for all reasonable expenses and costs incurred by the prevailing party in protecting or enforcing its rights hereunder, including, without limitation, its reasonable attorneys' fees. The parties seek to have the time and expense of the mediation or arbitration minimized to the maximum extent practicable under the circumstances.

                                   ARTICLE 15

                         VOLUNTARY AND INFORMED DECISION

      The advice of legal counsel has been obtained by each party prior to signing this Agreement and Release. The parties each acknowledge and represent that it is executing this Agreement and Release voluntarily with full knowledge of its legal significance. The parties further acknowledge that each party, with the assistance of counsel, has participated in the

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drafting of this Agreement and Release and that any ambiguity should not be construed for or against any party on account of such drafting. The parties agree that this Agreement and Release has been negotiated at arms' length by parties of equal bargaining power, each of whom was represented by competent counsel of its own choosing. The parties further acknowledge that the obligations and releases herein described are in good faith and are reasonable in the context of the matters released.

                                   ARTICLE 16

                             PROPRIETARY INFORMATION

      Matria shall maintain confidential and shall not use for any purpose other than that stipulated herein any part of the technical information, proprietary information or trade secrets received from Adeza in connection with the Exclusive Marketing Agreement and/or this Agreement and Release; provided, however, that the obligations of this Article 16 shall not apply to information which: (a) was in the possession of Matria prior to its receipt from Adeza as evidenced by written documents; (b) is or hereafter becomes publicly known through no fault of Matria; or (c) is disclosed to Matria by a third party entitled to disclose it.

                                   ARTICLE 17

                                NON-SOLICITATION

      Each party agrees that, until December 31, 1998, neither it nor its affiliates shall solicit any employee or consultant of the other party to terminate his or her relationship with such other party; provided, however, that in no event shall either party be prohibited from hiring any employee or consultant of the other party who makes an unsolicited application or inquiry for employment or engagement.

                                   ARTICLE 18

                               GENERAL PROVISIONS

      18.1 Further Assurances. The parties represent, warrant and agree to execute all documents and to do all things necessary to fully effectuate the terms of this Agreement and Release.

      18.2 Binding Nature. This Agreement and Release shall be binding upon the administrators, successors and assigns of the respective parties hereto.

      18.3 Survival. The representations, warranties, agreements, and promises made by each party to this Agreement and Release and contained herein shall survive the execution of this Agreement and Release.

      18.4 Entire Agreement. This Agreement and Release, along with all exhibits hereto, contains the entire agreement between the parties hereto and supersedes all prior and contemporaneous agreements, arrangements, negotiations and understandings between the parties hereto relating to the subject matter hereof. No representations, warranties, covenants or

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conditions, express or implied, whether by statute or otherwise, other than as set forth herein, have been made by any party hereto regarding the subject matter hereof.

      18.5 Waiver. The failure to enforce at any time any of the provisions of this Agreement and Release or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement and Release, or any part hereof, or the right of any party thereafter to enforce each and every provision in accordance with the terms of this Agreement and Release.

      18.6 Severability. If any provision of this Agreement and Release shall be held to be invalid, illegal or unenforceable by any court of competent jurisdiction, then such provision shall be limited or eliminated to the minimum extent necessary so that this Agreement and Release shall otherwise remain in full force and effect and enforceable.

      18.7 Attorney's Fees. Each parties' attorneys' fees incurred with respect to the matters resolved hereby, including preparation of this Agreement and Release, shall be paid by the party incurring the same.

      18.8 Modification. No supplement, modification, amendment, or waiver of any term, provision or condition of this Agreement and Release shall be binding or enforceable unless executed in writing by the parties hereto.

      18.9 Headings. The subject headings of the paragraphs and subparagraphs of this Agreement and Release are included solely for purposes of convenience and reference only, and shall not be deemed to explain, modify, limit, amplify or aid in the meaning, construction or interpretation of any of the provisions of this Agreement and Release.

      18.10 Counterparts. This Agreement and Release may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      18.11 Satisfaction of Accounts. Adeza shall, within five (5) business days following the Effective Date, pay to Matria all amounts invoiced to Adeza pursuant to the Exclusive Marketing Agreement (whether or not such payment is actually due as of the Effective Date) as itemized on Schedule 18.11 hereto, and Matria acknowledges and agrees that such payment represents payment-in-full for all amounts invoiced to Adeza pursuant to the Exclusive Marketing Agreement up to and including the Effective Date. Matria shall, within five (5) business days following the Effective Date, pay to Adeza all amounts invoiced to Matria pursuant to the Exclusive Marketing Agreement (whether or not such payment is actually due as of the Effective Date) as itemized on Schedule 18.11 hereto, and Adeza acknowledges and agrees that such payment represents payment-in-full for all amounts invoiced to Matria, pursuant the Exclusive Marketing Agreement up to and including the Effective Date.

      18.12 Notice. Any notice required or permitted by this Agreement and Release shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) days after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


subsequently modified by written notice, and (a) if to Adeza, to the attention of the Chief Executive Officer, with a copy to Venture Law Group, 2775 Sand Hill Road, Menlo Park, CA 94025, Attn: Joshua L. Green, or (b) if to Matria, to the attention of the President, with a copy to the General Counsel.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         THIS AGREEMENT AND RELEASE has been duly executed and authorized by the parties hereto as of the date set forth below.


Dated: March 3, 1998              ADEZA BIOMEDICAL COPORATION

                                  By:    /s/ Emory V. Anderson
                                      ------------------------------------------

                                  Name:    Emory V. Anderson
                                        ----------------------------------------

                                  Title:   President
                                         ---------------------------------------

                                  Address:     1240 Elko Drive
                                               Sunnyvale, CA  94089
                                               fax:  (408) 745-7074


Dated:  March ___, 1998           MATRIA HEALTHCARE, INC.

                                  By:
                                      ------------------------------------------

                                  Name:
                                        ----------------------------------------

                                  Title:
                                         ---------------------------------------

                                  Address:    1850 Parkway Place, 12th Floor
                                              Marietta, GA  30067
                                              fax:  (770) 423-7769

                     SIGNATURE PAGE TO AGREEMENT AND RELEASE

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         THIS AGREEMENT AND RELEASE has been duly executed and authorized by the parties hereto as of the date set forth below.

Dated: March 3, 1998              ADEZA BIOMEDICAL COPORATION

                                  By:    /s/ Emory V. Anderson
                                      ------------------------------------------

                                  Name:    Emory V. Anderson
                                        ----------------------------------------

                                  Title:   President


                                  Address:     1240 Elko Drive
                                               Sunnyvale, CA  94089
                                               fax:  (408) 745-7074


Dated:  March ___, 1998           MATRIA HEALTHCARE, INC.

                                  By:   /s/ Donald R. Millard
                                      ------------------------------------------

                                  Name:
                                        ----------------------------------------

                                  Title:
                                         ---------------------------------------

                                  Address:    1850 Parkway Place, 12th Floor
                                              Marietta, GA  30067
                                              fax:  (770) 423-7769

                     SIGNATURE PAGE TO AGREEMENT AND RELEASE

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 3.2

                                 List of Patents

                          Patent Number                     Author
                          -------------                     ------
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]
                          [***]                             [***]


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                 Schedule 18.11

                           PAYMENTS INVOICED TO MATRIA


                DESCRIPTION          INVOICE #            $ AMOUNT
                -----------          ---------            --------
Lab Tests                              22836              $  [***]
fFN Complete Kit                       22906              $ [***]*
Lab Tests                              22982              $  [***]
Lab Tests                              22942              $  [***]
     TOTAL OUTSTANDING                                    $  [***]


*INVOICE 22906 = [***]


                           PAYMENTS INVOICED TO ADEZA

                DESCRIPTION         INVOICE DATE         $ AMOUNT
                -----------         ------------         --------
FedEx Charges                         December           $ [***]
FedEx Charges                         January            $ [***]
FedEx Charges                         February           $ [***]
     TOTAL OUTSTANDING                                   $ [***]


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                           TRANSITION RESPONSIBILITIES

Matria Responsibilities

         Matria shall, during the Transition Period, perform in good faith the following responsibilities with respect to the fFN ELISA Tests and the fFN Rapid Assay Tests, in substantially the same manner and with the same degree of care that it performed such responsibilities during the ninety (90) day period preceding the Effective Date.

         Matria shall process and fill orders for fFN ELISA Tests and provide customer service and support. Matria shall pay for the fFN ELISA Tests distributed by Matria during the Transition Period in accordance with the payment practices in effect during the ninety (90) day period preceding the Effective Date, except that (i) the price that Matria will pay for the ELISA kits purchased during the Transition Period shall be [***], (ii) the price per fFN ELISA Test shall be [***] plus [***] of all reimbursement amounts in excess of [***] collected by Matria for such test and (iii) Adeza shall provide to Matria, at Adeza's expense, [***] individual specimen collection kits for each fFN ELISA Test sold to Matria or [***] individual specimen collection kits, whichever is greater. In the event that Matria requires more than [***] individual specimen collection kits, it shall so notify Adeza, whereupon the parties shall cooperate to ensure that Matria receives sufficient quantities of specimen collection kits at no charge to Matria. Notwithstanding the foregoing, Matria shall not be deemed to be in breach of its Transition Responsibilities to the extent that such breach resulted from Adeza's failure to provide sufficient quantities of specimen collection kits to Matria as set forth in this paragraph.

         Following the conclusion of the Transition Period, Matria shall continue to pursue collections with respect to fFN ELISA Tests sold by Matria during the Transition Period in accordance with its standard collection practices and shall continue to remit to Adeza any share of such collections owed to Adeza in accordance with the payment practices in effect during the ninety (90) day period preceding the Effective Date. All payments by Matria to Adeza as part of the Transition Responsibilities shall be made net thirty (30) days following Matria's receipt of an invoice from Adeza.

         Matria shall, at its expense, continue the two (2) clinical trials currently in process in Arizona (the Elliot trials) until the conclusion of the initial phase. As these trials involve Matria's other services in addition to fFN, Matria will continue these trials at Matria's expense and, upon conclusion of the initial phase, will provide Adeza a summary of the data and results therefrom. Matria shall have no other obligations with respect to such clinical trials and Matria shall own all right in the data and results of such clinical trials.

         As more fully set forth in Schedule A, Matria shall use commercially reasonable efforts to facilitate the transfer of its regional laboratory relationships to Adeza, provided that Matria makes no representation as to the willingness of any such laboratory to contract with Adeza and shall not be liable in any respect by virtue of such laboratory's refusal to enter into a contractual relationship with Adeza. The parties acknowledge that, as of the date hereof, Penrose lab has announced its intention to discontinue its role as a regional fFN testing laboratory effective


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


March 9, 1998. Moreover, Matria will discontinue its efforts to establish its own clinical laboratory in New York.

         In addition, in the course of making physician sales calls with respect to its other products, Matria may market fFN Tests to physicians. Notwithstanding the foregoing, however, in no event shall Matria be required to make managed care or physician sales calls (other than in conjunction with Adeza as specifically outlined on Schedule A hereto), initiate new arrangements with laboratories, seek Medicaid reimbursement for fFN Test, pursue the assignment of CPT codes for fFN Tests, or undertake any other forward-looking market development activities. Moreover, nothing herein shall be deemed to require Matria to maintain any specific level of fFN Tests per week or month.

         Matria shall not terminate without cause (including constructive termination) any of its employees or contractors who are, as of the Effective Date, involved in the marketing or distribution of fFN Tests, nor shall it reassign any such employees or contractors to a non-fFN related position. In the event that any such employee or contractor voluntarily terminates his or her employment or is terminated with cause, Matria shall use commercially reasonable efforts to temporarily reassign other of its employees or contractors (with substantially similar skills if possible) as necessary to fulfill its Transition Responsibilities.

Adeza Responsibilities

         Adeza shall, during the Transition Period, perform in good faith the following responsibilities with respect to the fFN ELISA Tests and the fFN Rapid Assay Tests, in substantially the same manner and with the same degree of care that it performed such responsibilities during the ninety (90) day period preceding the Effective Date (including, without limitation, its obligations with respect to product and service shipping charges): laboratory testing services, reporting of laboratory testing service results, fulfillment of product orders, regulatory and clinical support. Adeza will reimburse Matria for actual freight charges related to fFN ELISA Test shipments not to exceed [***] per shipment. All payments by Adeza to Matria as part of the Transition Responsibilities shall be made net thirty (30) days following Adeza's receipt of an invoice from Matria.

         EXCEPT FOR THE WARRANTIES SET FORTH IN THIS AGREEMENT AND RELEASE, ADEZA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE fFN ELISA TESTS OR OTHER MATERIALS SUPPLIED TO MATRIA HEREUNDER AND EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Information Access and Copies

         Within twenty (20) days following the Effective Date, Matria shall, during Matria's normal business hours, provide Adeza with reasonable access to, and copies (or, in Adeza's discretion, written summaries in sufficient detail as to be useful) of, all information within Matria's control, in both electronic and hard-copy form, that is included within the categories set forth in the attached Schedule A dating back to September 1, 1995.


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         Similarly, within twenty (20) days following the conclusion of the Transition Period, Matria shall, during Matria's normal business hours, provide Adeza with reasonable access to, and copies (or, in Adeza's discretion, written summaries in sufficient detail as to be useful) of, all information within Matria's control, in both electronic and hard-copy form, that is included within the categories set forth in the attached Schedule A dating back to the Effective Date in substantially the same form as provided to Adeza within twenty (20) days following the Effective Date as required by the preceding paragraph (as updated to reflect all events occurring during the Transition Period).

Survival of Certain Obligations

         All financial obligations arising from the sale of fFN Tests during the Transition Period that remain unsatisfied upon the conclusion of the Transition Period shall survive the conclusion of the Transition Period. Within [***] after the end of the Transition Period, Adeza shall [***]. Such repurchase shall be limited to the inventory that was stored properly by Matria or the outside laboratory in accordance with labeling requirements and not opened, and shall be repurchased by payment or credit of the applicable amount, depending upon whether Matria has already paid for such inventory. Such [***] shall be [***] as soon as possible after the end of the Transition Period at [***]; provided, however, that Adeza shall have the right to [***].


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                   Schedule A

Physician Sales / Orders

         1.       [***]

         2.       [***]

         3.       [***]

         4.       [***]

         5.       [***]

Laboratory Sales / Orders

         1.       [***]

         2.       [***]

         3.       [***]

         4.       [***]

         5.       [***]

         6.       [***]

Marketing and Trade Show Materials

         1.       [***]

         2.       [***]

         3.       [***]

         4.       [***]

Inventory Status

         1 .      [***]

Customer Service Inquiries

         1.       [***]

         2.       [***]

Reimbursement Activities (Payor Means Commercial Payors and Medicaid)


THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED

         1.       [***]

         2.       [***]

         3.       [***]

         4.       [***]

         5.       [***]

         6.       [***]

Clinical Trial Activities    Except with respect to the clinical trials
                             referenced in Exhibit A,

         1.       [***]

         2.       [***]

Regulatory Communications

         1 .      [***]

         2.       [***]

Accounting

         1.       [***]

         2.       [***]

         3.       [***]

         4.       [***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B

                      Assignments Separate from Certificate

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Adeza Biomedical Corporation [***] shares of the Series E Preferred Stock of Adeza Biomedical Corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ___________ - herewith, and does hereby irrevocably constitute and appoint Venture Law Group as attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:
       --------------               --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Name

                                    --------------------------------------------
                                    Title

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto Adeza Biomedical Corporation [***] shares of the Series 2 Preferred Stock of Adeza Biomedical Corporation, standing in the undersigned's name on the books of said corporation represented by Certificate No. ___________ - herewith, and does hereby irrevocably constitute and appoint Venture Law Group as attorney-in-fact to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:
       --------------               --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Name

                                    --------------------------------------------
                                    Title

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                           Form of Joint Press Release

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OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

                                                CONFIDENTIAL TREATMENT REQUESTED


FOR RELEASE 8:00 AM, EST (5:00 AM, PST)

Contact:    Donald R. Millard
            Matria Healthcare, Inc.
            (770) 767-4529

            Emory V. Anderson
            Adeza Biomedical Corporation
            (408) 745-0975


               MATRIA AND ADEZA ANNOUNCE SETTLEMENT OF LITIGATION

Marietta, GA and Sunnyvale, CA, March 3, 1998 - Matria Healthcare Inc. (NASDAQ:
MATR) and Adeza Biomedical Corporation announced today that a settlement has been reached in the litigation over the Exclusive Marketing Agreement under which Matria, had exclusive distribution rights to Adeza's fetal fibronectin test ("fFN Test"). The fFN Test is an immunodiagnostic test that assists in identifying women at risk to give birth prematurely.

Under the term of the settlement, Matria has agreed to relinquish its fFN Test distribution rights and equity interest in Adeza in exchange for the opportunity to recoup its investment over time based on future sales of the product. Matria will continue to distribute the fFN Test during a six-month transition period. The parties have committed to working together during the transition period to ensure that there is no disruption to their customers.

With reference to the settlement, Donald R. Millard, president and chief executive officer of Matria, stated that "The settlement represents a reasonable compromise of the parties' respective rights and gives Matria an opportunity to recoup its investment in the product. Additionally, the settlement enables Matria to focus its energies on its core business, without the expense and distraction of ongoing litigation."

Emory V. Anderson, president of Adeza, said, "We believe that the resolution of this litigation is an important step in our ability to serve the patient and physician community. This settlement allows Adeza to both manufacture and market the fFN Test, a valuable and cost-effective diagnostic tool for physicians in their evaluation of expectant mothers."

                                    - more -

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
                                                CONFIDENTIAL TREATMENT REQUESTED



Matria Healthcare, Inc. is the leading provider of Comprehensive obstetrical homecare and maternity management services to HMO's, indemnity carriers and employers.

Adeza Biomedical Corporation is a Sunnyvale, California-based biotechnology company that develops, manufactures and markets diagnostic products and services specifically for women's pregnancy and reproductive health care problems, including pre-term and late birth, pre-eclampsia, endometriosis and infertility.

This press release contains forward-looking statements that involve risks and uncertainties, including developments in the healthcare industry, third-party actions over which Matria and Adeza do not have control, and regulatory requirements applicable to Matria's and Adeza's businesses, as well as other risks detailed from time to time in reports filed by Matria with the Securities and Exchange Commission.

                                      # # #

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.